SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                Date of Report (Date of earliest event reported):

                                December 29, 2004


                         EARTHWORKS ENTERTAINMENT, INC.

                            (FORMERLY eContent, Inc.)

             (Exact name of registrant as specified in its charter)



          DELAWARE                                            23-2442288
------------------------------                         ----------------------
State or other jurisdiction of                            (I.R.S. Employer
Incorporation or organization)                          Identification Number)

324 Dutura St., West Palm Beach, FL                             33314
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)

                                 (561) 719-9841
                           (Issuer's Telephone Number)





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Item 8.01 - Other Events

     Effective December 29, 2004 the Company, Earthworks Entertainment, Inc. - [OTC:EWKE] - obtained funding for the production of the first thirteen episodes of its Z-Force animated children's television series.

     The funding was provided to Z-Force Enterprises, LLC, a subsidiary entity of the Company, which holds the Company's interest in the Z-Force project; in exchange for profit participation in the Z-Force entertainment property.

     The Company announced this funding in a press release on January 6, 2005, a copy of which is attached as an exhibit to this form 8-K.


























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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                         EARTHWORKS ENTERTAINMENT, INC.




           NAME                      TITLE                      DATE

By: /s/ PETER KEEFE              CEO, President           January 14, 2005
    ------------------------
     Peter Keefe


By: /s/ WILLIAM H. CAMPBELL      Acting Chief Financial   January 14, 2005
    ------------------------
     William H. Campbell         Officer, Corporate
                                 Secretary, Director


By: /s/ Ms. Catherine Malatesta  Director                 January 14, 2005
    ------------------------
     Catherine Malatesta